                                                                    Exhibit 99.4

Private Capital Management, L.P. and Affiliates
(A Carve-Out Entity)

Unaudited Combined Financial Statements
For the Six Months Ended June 30, 2001

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Table of Contents
--------------------------------------------------------------------------------


                                                                         Page(s)
Financial Statements:

     Unaudited Combined Statement of Financial Position                     1

     Unaudited Combined Statement of Operations and Partners' Equity        2

     Unaudited Combined Statement of Cash Flows                             3

     Notes to Unaudited Combined Financial Statements                      4-7

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Unaudited Combined Statement of Financial Position
--------------------------------------------------------------------------------

                                                                  June 30,
                                                                    2001
Assets
Current assets:
   Cash and cash equivalents                                  $   4,619,912
   Accounts and other receivables                                20,857,227
   Prepaid expenses                                                  22,789
                                                              -------------

     Total current assets                                        25,499,928
                                                              -------------

Other assets:
   Investment in partnerships                                     7,833,849
   Other                                                              3,820
                                                              -------------

     Total assets                                             $  33,337,597
                                                              =============

Liabilities and Partner's Equity
Current liabilities:
    Accounts payable and accrued expenses                     $     387,985

Partners' equity                                                 32,949,612
                                                              -------------

     Total liabilities and partners' equity                   $  33,337,597
                                                              =============

    The accompanying notes are an integral part of these unaudited combined financial statements.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Unaudited Combined Statement of Operations and Partners' Equity
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended
                                                                June 30, 2001
Revenues:
   Investment advisory fees                                      $ 35,972,609
   Performance allocation from partnerships                         7,629,698
   Income from partnerships                                           204,151
                                                                 ------------

       Total revenues                                              43,806,458

Operating expenses:
   Compensation and related expenses                                  711,969
   Other                                                              634,748
                                                                 ------------

Operating income                                                   42,459,741

Other income:
   Interest earned                                                     90,513
                                                                 ------------

Net income                                                       $ 42,550,254
                                                                 ============

Partners' Equity, beginning of period                              27,327,500

Distributions to Partners                                         (36,928,142)
                                                                 ------------

Partners' Equity, end of period                                  $ 32,949,612
                                                                 ============

    The accompanying notes are an integral part of these unaudited combined financial statements.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Unaudited Combined Statement of Cash Flows
--------------------------------------------------------------------------------


                                                                  Six Months
                                                                    Ended
                                                                 June 30, 2001
Cash flows from operating activities:
   Net income                                                    $ 42,550,254
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                       2,098
     Income allocated from partnerships                            (7,833,849)
     Changes in operating assets and liabilities:
       Increase in accounts and other receivables                  (4,306,223)
       Decrease in prepaid expenses                                     3,461
       Decrease in accounts payable and accrued expenses              (89,678)
                                                                 ------------

         Net cash provided by operating activities                 30,326,063
                                                                 ------------
Cash flows from investing activities:
  Withdrawals from limited partnerships                            10,662,931
                                                                 ------------

         Net cash provided by investing activities                 10,662,931
                                                                 ------------
Cash flows from financing activities:
   Distributions to Partners                                      (36,928,142)
                                                                 ------------

         Net cash used in financing activities                    (36,928,142)
                                                                 ------------

Increase in cash and cash equivalents                               4,060,852

Cash and cash equivalents, beginning of period                        559,060
                                                                 ------------

Cash and cash equivalents, end of period                         $  4,619,912
                                                                 ============

  The accompanying notes are an integral part of these unaudited combined financial statements.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Unaudited Combined Financial Statements
June 30, 2001
--------------------------------------------------------------------------------

1.   Organization and nature of business

     On August 1, 2001, Legg Mason, Inc. ("Legg Mason") completed its acquisition of Private Capital Management, L.P. and certain affiliated entities (PCM-L.P.) whereby it acquired the business operations of PCM-L.P. and Carnes Capital Corporation ("CCC"). PCM-L.P. and CCC are under common control and/or management. Collectively, the business operations acquired, including the related assets, liabilities and operations of PCM-L.P., excluding the assets, liabilities and operations of CCC which are reported on in a separate set of financial statements, are referred to hereafter as the "Company". Under the terms of the agreement, Legg Mason paid $682 million at closing. The transaction also includes two contingent payments on the third and fifth anniversaries of the closing, with the purchase price capped at $1.382 billion.

     PCM-L.P., a Florida Limited Partnership, is a registered investment advisor that specializes in the management of equity assets for individuals and institutions. PCM-L.P. was formed on June 29, 2000, when Private Capital Management, Inc. (an S Corporation) contributed its investment advisory business and certain operating assets of approximately $7.4 million to PCM-L.P. for a partnership interest in PCM-L.P. The assets transferred were recorded in the accounting records of PCM-L.P. at the historical carrying value used by Private Capital Management, Inc.

     CCC is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. CCC generates its revenue principally by providing securities brokerage services to clients of affiliated entities.

     The Affiliates, consisting of PCM G.P., Inc., Private Value Equity Partners L.P., SPS Management, LLC and SPS Partners, L.P., provide management and administrative services to certain private equity investment limited partnerships (the "Private Equity Funds").

     PCM G.P., Inc., owned a 0.1% interest and is the general partner of PCM-L.P. PCM G.P., Inc. is a wholly-owned subsidiary of one of the limited partners.

2.   Summary of Significant Accounting Policies

     Basis of presentation

     The combined financial statements of the Company include the carve-out of the combined assets, liabilities and results of operations of the businesses of the Company acquired by Legg Mason as of and for the period ended June 30, 2001. For purposes of presenting the carve-out combined financial statements of the Company, allocations were required to be determined for the assets and operations that were not acquired by Legg Mason. The assets and liabilities of the Company are presented at their historical carrying values. All significant intercompany accounts and transactions have been eliminated. Management believes that the allocation methodology is reasonable.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Unaudited Combined Financial Statements
June 30, 2001
--------------------------------------------------------------------------------

     Use of estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

     Cash and equivalents

     The Company considers money market accounts and all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     Accounts receivable

     Accounts receivable represents the balance due from the Company's clients for investment management and advisory services. Management estimates these receivables to be fully collectible.

     Investment in partnerships

     Investment in partnerships represents the Company's capital balance in the Private Equity Funds resulting from net unrealized and realized capital gains allocated to the Company as general partner of the partnerships plus income and expenses allocated to Company on its undistributed capital balances that remained invested in the partnerships (see Note 3). Losses are only allocated to the general partner to the extent there are gains available to offset losses, and gains are only allocated to the extent they exceed previous unallocated losses.

     Revenue recognition

     The Company recognizes revenue for investment advisory fees based upon a percentage of the assets under management as calculated on the last day of each calendar quarter. At June 30, 2001, investment advisory fees were charged on approximately $7.69 billion in assets under management, excluding the Private Equity Funds. Investment advisory fees are recognized as earned and are normally 1.0% to 1.5% (annualized) of assets under management, with discounts offered in certain cases.

     The Company is also responsible for the management and administration of certain Private Equity Funds (see Note 3). The Company receives a quarterly fee based upon the market value of the outstanding units of the Private Equity Funds, as calculated on the last day of each calendar quarter. The Company also earns a performance allocation based upon the net realized and unrealized gains of the Private Equity Funds. Performance allocations are recognized at the end of the performance period, either monthly or quarterly, and paid, either quarterly or annually, as defined.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Unaudited Combined Financial Statements
June 30, 2001
--------------------------------------------------------------------------------

     Income taxes

     The Company consists of partnerships and a limited liability company. As such, net income of the Company was not subject to federal or state income taxes as the income is taxed directly to the owners. Thus, no provision has been made for federal or state income taxes.

3.   Private Equity Funds

     The Company serves as general partner and/or investment manager for four Private Equity Funds: Private Value Fund, L.P.; Private Value Fund II, L.P.; Collier Fund, L.P.; and Entrepreneurial Value Fund, L.P. All of these partnerships were formed for the purpose of investing primarily in public securities; therefore, their assets principally consist of investment securities accounted for at fair value.

     The Company's assets under management and investment in partnerships at June 30, 2001 were as follows:

                                                Assets under
                                                 management     Investment in
                                                  (000's)        partnerships

          Private Value Fund, L.P.             $     137,410  $         424,346
          Private Value Fund II, L.P.                339,993          4,279,162
          Collier Fund, L.P.                         185,548                  -
          Entrepreneurial Value Fund, L.P.           210,183          3,130,341
                                              --------------  -----------------
                                              $      873,134  $       7,833,849

     The following table summarizes the financial information of the Private Equity Funds as of and for the period ended June 30, 2001:

                                    Private       Private                       Entrepreneurial
                                     Value         Value           Collier          Value
                                  Fund, L.P.   Fund II, L.P.     Fund, L.P.      Fund, L.P.
Total assets                   $ 145,324,759  $  340,004,812  $  192,383,642   $   222,017,323
Total liabilities                  8,086,782         629,870       7,529,531        12,283,409
Total net investment income          338,447         362,793         236,310           946,633
Total realized and unrealized
   gains (losses)                 13,106,495      33,823,312      19,084,861        18,967,042

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Unaudited Combined Financial Statements
June 30, 2001
--------------------------------------------------------------------------------

4.   Pension and 401(k) Plans

     The Company's employees participate in a pension plan administered by an affiliated entity. The Company contributed 6% of the participants' eligible compensation (approximately $25,000) to the plan for the six months ended June 30, 2001.

     The Company's employees participate in a 401(k) plan pursuant to salary reduction agreements. The Company matches the employees' contributions up to a maximum of 4 percent. For the six months ended June 30, 2001, Company contributions under the plan amounted to approximately $32,000.

5.   Related Party Transactions

     Certain expenses and various assets are shared with an affiliated entity and the allocation of these expenses and assets is estimated by management. Other affiliated entities also provide consulting and certain supporting administrative services to the Company and certain expenses of the Company are paid for by, and reimbursable to, these affiliated entities. For the six months ended June 30, 2001, the Company incurred expenses of approximately $350,000 payable to these affiliated entities.

     Accounts and other receivables includes approximately $5,690,000 as of June 30, 2001 for amounts due for investment advisory services from affiliated companies or individuals related to the owners of the Company. Investment advisory fees and performance allocations of approximately $16,783,000 for the six months ended June 30, 2001 were earned from affiliated companies, the Private Equity Funds and individuals related to the owners. The fee rate charged for these services is equivalent to the rate offered to unaffiliated clients.

     Clients that represent approximately 69% of the assets under management of the Company are also clients of CCC.

6.   Fair Value of Financial Instruments

     Financial Accounting Standards Board Statement No. 107, Disclosures About Fair Value of Financial Instruments requires that all entities disclose the fair value of financial instruments, as defined, for both assets and liabilities recognized and not recognized in the statement of financial position. The Company's financial instruments, as defined, are carried at, or approximate, fair value.